SunTrust Banks, Inc. L. Phillip Humann Chairman and Chief Executive Officer BancAnalysts Association of Boston Conference November 3, 2006 EXHIBIT 99.1

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2005 Annual Report on Form 10-K, Quarterly Reports for the periods ended March 31, 2006 and June 30, 2006 on Form 10-Q and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures can be found in the appendix to this presentation, as well as in SunTrust’s earnings press releases, which can be found on SunTrust’s website in the news section of the investor relations pages. In this presentation, net interest income, net interest margin and the efficiency ratio are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
The information in this presentation may contain forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words "believes," "expects," "anticipates,"
"estimates," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future conditional verbs such as "may,"
“will,” “should,” “would,” and "could." Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management.  The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such statements speak as of the date hereof, and SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward looking statements involve significant risks and uncertainties.  Investors are cautioned against placing undue reliance on such statements.
Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the Company's 2005 Annual Report on Form 10-K, in the Company’s Quarterly
Reports on Form 10-Q, and in the Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and
Exchange Commission's internet site (http://www.sec.gov). Those factors include: changes in general business or economic conditions, including customers' ability to repay debt obligations, could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; significant changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; customers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking, which subjects us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business; we rely on other companies for key components of our business infrastructure; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing profit margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel without whom our operations may suffer; we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as  a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and methods are key to how we report financial condition and results of operations, and may require management to make estimates about matters that are uncertain; our stock price can be volatile; and our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud.

2 Managing in a Challenging Yield Curve Environment

Changing the Paradigm of Balance Sheet Management
Historical Future
• EPS growth is good as long as
risk is low
• Balance EPS objectives with other
financial ratios (ROA, NIM, etc.)
• Balance sheet usage driven by
business line ability to originate
• Largely ‘buy and hold’
philosophy
• Challenge of having comparable
data across the lines of
business to allocate capital
effectively
• Balance sheet usage planned,
monitored and actively managed,
as a whole, through the Portfolio
Management Committee and
ALCO processes
• Consideration of multiple
alternatives for liquid asset
classes.  Promotion of
specialization
• Comparability and transparency;
LOB’s and functions are
accountable for generating value
at origination

Business Mix Management Overview: shaping the long-term view about the clients we want to serve and the businesses we want to invest in
• Periodically review our portfolio of businesses
(30) to ensure that we are making the right
investment choices
• Have a view of what businesses are core to
SunTrust’s long-term strategy that is validated by
current and future performance and external
perspectives
• Evaluate risk-adjusted profitability data to inform
strategic decisions
• Provide high-level corporate direction to enhance
the one- and five-year planning/budgeting
processes:
- Relevance and importance to SunTrust’s
overall mix of businesses
- Differentiated expense growth rates based
on where we want to focus investments
• Identify opportunities to reallocate investment
dollars either through expense or productivity
initiatives or exiting, restructuring or selling select
businesses
Objectives
Shaping Our Long-Term Business View
Results
• Divestiture of bond trustee
business
• Capital restructuring plan
• Securities portfolio
restructuring
• Sold $3 billion in mortgage
and student loans
• Divestiture of the stock
transfer business
• Divestiture of certain
factoring assets
• Other opportunities are
continuously being
evaluated

SunTrust’s Capital Targeting Plan
Source:  Company documents, SNL Financial
Note: Peers include BB&T, Fifth Third, PNC Financial, National City, U.S. Bancorp, Wachovia, Regions Financial, KeyCorp, Bank of America, Wells Fargo.
(1) Assumes 45% credit for pre-tax unrealized gains on Coca-Cola Co. common stock which roughly equates to 75% of the after-tax value.
Manage to a Tier 1 ratio of
approximately 7.50%
– Inclusion of Coca -Cola Stock
(1)
adds
59 bps to the Tier 1 Ratio as of Q2
2006
–
Taking into consideration the Coca-
Cola stock and SunTrust’s lower risk
profile, the Tier 1 level is comparable
to peers
Capital Targeting Plan
Tier 1 Ratio:  SunTrust versus Peers
1
7.82
7.56
8.63
7.90
8.18
8.28
7.16 7.01 7.31
2004 2005
Q2 2006
7.50
Peer Average STI + Coke
(1) STI

SunTrust Action Steps
Planned Action Steps and Timing
(1)
Step 1: COMPLETED
Issued $500 million of DRD perpetual preferred securities
• We issued $500 million of Preferred Purchase Securities on October 25 th
at 5.85% for the first 5 years
• We entered into an Accelerated Share Repurchase agreement on October 19 th
to repurchase $875
million worth of common shares, or at least 9.927 million shares; the repurchase was effective
October 24
th
• We had open market share repurchases that totaled $125 million or 1.64 million shares in the 3 quarter
• Replace up to 100% of legacy trust preferred securities with enhanced trust preferred securities which have greater equity content for rating agency purposes
Step 2: COMPLETED
Exchanged common equity for hybrid capital instruments
Step 3: PLANNED
Replace existing traditional trust preferred with enhanced trust preferred securities – 4Q and beyond
(1)
Execution of the planned transactions is subject to market conditions.
• We issued $500 million of perpetual preferred stock with a replacement capital covenant on September 12
th
at 3-month LIBOR +53 bps
rd

Size Yield Duration
MBS 795 $      3.41% 1.4
Agencies 1,175      3.44% 1.4
ABS 342         3.53% 1.8
CMBS 412         3.47% 2.4
Corporates 220         3.50% 1.8
Total Sales 2,944 $   3.45% 1.6
Size Yield Duration
MBS 463 $      6.03% 5.3
CMBS 318         5.73% 5.1
Agencies 150         5.35% 4.4
Total Reinvestment 931 $      5.82% 5.1
Size Yield Duration
5-Year Swaps 1,500 $   5.50% 4.3
Wholesale Funding Reduction
513         5.32% 0.1
Total De-Levering 2,013 $   5.45% 3.2
Total Reinvestment
and De-Levering 2,944 $   5.57% 3.8
Portfolio Reinvestment
De-Levering
Sales Completed
Reinvestment and De-Levering Completed
Securities Portfolio Restructuring
• The Company restructured a
portion of the investment
portfolio in the third quarter
• The $92 million in securities
losses mainly resulted from the
restructuring
• De-levered the balance sheet by
$2 billion
• Combined reinvestment yield on
the securities, swap and funding
reduction was 5.57%, a 212 b.p.
yield improvement
• Balance sheet duration extended
• Estimated 12 month net interest
income pickup of approximately
$62 million or 1 – 2% lift in net
interest income
($ in millions)

Other
(1)
2%
Mortgage
3%
18%
4%
58%
11%
5%
4%
Net Interest
Income
Deposit
and Other
Fees
Other
(1)
Mortgage
Broker/Dealer
Trust and
Investment
Management
Diverse Revenue Stream
Revenue by Type of Income
September YTD 2006
Net Interest
Income
Deposit
and Other
Fees
Broker/Dealer
1%
Trust and
Investment
Management
1996
(1)
Other includes other noninterest income, securities gains/(losses) and the net gain on the sale of the bond trustee business in 2006.
14%
10%
70%

9 Balanced Revenue Mix Supports Growth in Various Cycles Net Interest Income 3% Fee Income 10% Revenue 6% September YTD 2006 vs. September YTD 2005

Disciplined Credit Risk Management
Annualized Net Charge-Offs/Average Loans
%
* Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, National City, PNC, Regions, US Bancorp, Wachovia and
Wells Fargo.  Numbers presented for peers are averages.
Source: SNL Financial.
0.12
0.10
0.08
0.17
0.27
0.13
0.14
0.21
0.24
-0.40
-0.20
0.00
0.20
0.40
0.60
0.80
1.00
1.20
3Q 2004 4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006
SunTrust Peer Average* High Low

Commercial -
Commercial LOB
12%
Commercial Leasing
3%
Real Estate Home
Equity Lines
11%
Real Estate
Construction
10%
Consumer - Indirect
7%
Commercial - Other
LOBs
3%
Real Estate 1-4 Family
28%
Consumer - Direct
4%
Real Estate
Commercial
11%
Commercial - CIB
LOB
10%
Loan Portfolio
YTD Average Balances
Through September 2006
(1)
Diverse Loan Portfolio
(1)
Excludes business credit card, nonaccrual and restructured loans as their aggregate contribution was less than 1%.
Commercial - CIB
•
Diversified relationship-oriented
portfolio
•
Majority of our large corporate loans
carry an investment grade profile
•
No large industry concentrations
Real Estate Commercial
•
Well balanced by type and region
•
Owner occupied facilities represent
the largest segment of the portfolio
Real Estate Construction
•
Approximately 60% of RE Construction is Residential RE
related
•
Underwriting minimizes exposure to volatile, speculative
condo investor borrower activity
–
Typically requires minimum pre-sales from the
borrower, minimum equity from the borrower,
bonding of the borrower, minimum deposits from
buyers and limitations on investor contracts
•
Total condo construction outstandings = approximately
$500 million, less than ½% of the total portfolio
Real Estate 1-4 Family
•
Mortgage portfolio: WA credit
score = 734, over half the portfolio
has a score greater than 740, WA
LTV = 77%
•
Home equity loans: WA credit
score = 732, WA LTV = 71%, 1st
lien position on 48%
Real Estate Home Equity Lines
•
WA credit score = 742, WA LTV =
73%, 1st lien position on 29%

12 Key Consumer and Commercial Strategies and Opportunities

0
40
80
120
160
200
240
Retail LOB Strategy: Building Branches in Key Areas
Source:  SNL,  09/30/06
We have added more
new branches in the
footprint than
competition
New Branch Activity in the SunTrust Footprint
January 2003 to September 2006
The building of new
branches since 2003
has been strategically
located in high growth
areas
8.8 13 Carolinas
8.5 47 Mid-Atlantic
12.8 57 Central
13.3% 102 Florida
2005 to 2010 Projected Weighted
Average Population Growth
New branches
since 2003
SunTrust Group

GA, FL, TN, VA, WV 102 Wal-Mart
352 Total
VA, TN, SC, FL 6 Other
SC 15 BI-LO
NC, FL 17 Harris Teeter
Washington DC, VA, MD 46 Safeway
GA 73 Publix
TN, GA, VA, WV, NC 93 Kroger
Locations Current
Branches
The branch mix has shifted toward in-store growth as a complement to the large traditional network
Retail LOB Strategy: In-Store Banking
More than 20% of
SunTrust branches
are in-store locations
We are targeting the in-store channel
as a key strategy to:
Reduce capital expenditures
and operating costs
-
The cost to construct an in-
store is 1/7
th
the cost of a
traditional branch
-
Operating costs run at 50% to
60% of the expense of a
traditional branch
Increase deposits
-
Additional client prospects
-
More rapidly expand the
network
-
Enhance client convenience
and increase retention with
extended hours, holiday
banking and convenient one-
stop shopping

New branches
Branches
opened prior to
2003
New branches
Branches
opened prior to
2003
0%
25%
50%
75%
100%
% of Branch Network % of Net New
Checking Households
Branches opened prior to 2003
Branches opened since 2003
Sept. 05 Sept. 06
Investing in new in-store and traditional branches results in household growth
Retail LOB Strategy: Household Growth
• New branches opened since 2003
represent 13% of our branch network, yet
contribute 22% of our net new checking
households
• Our average owned deposits per in-store
branch increased 19% over September
2005
• In new branches, in-stores are acquiring
almost as many new households as
traditional stores at a fraction of a cost
Net New Checking Households
(01/01/2003 to 09/30/2006)
Average Owned Deposits per
SunTrust In-Store Branch

Business Banking is key to future growth with higher spreads and greater profitability
• Business Banking is a significant contributor:
– Business Banking represents more than
20% of total retail revenue
– SunTrust ranks 3  in Business Banking
market share in our footprint, according to a
2005 independent research study
– Business clients return more than twice the
annual household profit of a consumer client
• Business Banking still has many opportunities
for growth:
– Business banking clients are served through
all channels with dedicated relationship
managers, online and call center support
– More than 2 million business relationship
opportunities exist in our high growth footprint
– Business Banking has the highest average
loan spread across all LOBs and the second
highest average deposit spread
Retail LOB Strategy: Business Banking
Business Banking
Consumer Banking
Contribution to Retail Revenue
YTD 09/2006
> 20%
rd

• An enhanced business checking line-
up has resulted in:
– Net new DDA/NOW account
growth of 20% over 2005
• The Online Cash Manager allows
clients to bank from any location using
the internet
• The offering of the Fast Access Small
Business Line of Credit product
helped drive a 67% increase in
business banking line of credit
production
• Promotion of Commercial Mortgages
increased awareness and helped
drive growth of 23% over 2005
Enhancing exclusive products to meet the needs and preferences of business clients helps develop relationships
Business Banking Line of
Credit Production
(in millions)
Business Banking Commercial
Mortgage Production
(in millions)
Retail LOB Strategy: Business Banking
$0
$100
$200
$300
$400
$500
YTD 09/2005 YTD 09/2006
$0
$100
$200
$300
$400
$500
$600
$700
YTD 09/2005 YTD 09/2006

• The Portfolio includes many consumer lending
product offerings
• Technology and process improvements have
helped:
Increase sales production
Speed up delivery times
Reduce headcount
• We quickly respond to lending requests:
97% of loans/lines are decisioned within 2
hours
• Investing in technology, automation and
vendor management helps to minimize costs
and grow sales while refining an efficient
lending service
Since 2003, we have realized a significant
cost reduction, lowering average FTE
cost per unit 53%
Vendor management and negotiations
have led to a 12% cost reduction 3Q 2006
from 1Q 2005
Back office processes re-engineered for a more efficient delivery of equity products
Retail LOB Strategy: Streamlining Consumer Lending
Consumer Lending Portfolio
Consumer
Direct
3%
Student with
Held for Sale
12%
Equity Lines
42%
Consumer
Equity Loans
12%
Personal
Credit Lines
1%
Indirect
Lending
30%
`
2003 September 2006
Cost per Lending Transaction
(Back Office FTE Cost Per Unit)

0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
#1 #2
#1
#2 #1
#2
#1
#2
#3
#3
#3
#3 #2 #3
#5
#3
#4 #5
#5
#5
Commercial LOB Opportunity: Market Penetration
Source: A leading independent provider of syndicated market research to the commercial banking industry (2006).
Market Penetration and Ranking by Region
(Excludes Real Estate Developers and Investors)
• Top three rank for market penetration in 15 of 20 regions
• Significant market penetration opportunity exists in legacy NCF markets (Raleigh/Durham,
Charlotte, Greenville and Greensboro) and legacy SunTrust markets of South Florida and Maryland
Legacy NCF
Legacy SunTrust

Commercial LOB Strategy: Relationship Expansion
(1)
A 2005 study estimated
that by focusing on
cross-sell opportunities
in the Diversified
Commercial segment
we could increase
annual revenue at 9% -
13% CAGR (twice the
market growth rate)
over the next three
years.
While lending
represents the greatest
cross-sell opportunity,
non-lending financial
services make up 43%
of the opportunity
23%
11%
10%
34%
22%
Other (Retirement Services,
Corporate Trust, International
and Leasing)
Deposits (excluding Treasury
Management products)
Treasury Management
(including Sweep Investments
and Bankcard)
Non-Real Estate Loans
(including Letters of Credit)
Commercial Mortgages
Wallet Opportunity
By Product Category
(2)
Source: Analysis by independent consulting firm based on industry averages and review of SunTrust’s Diversified Commercial client portfolio.
(1) Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.
(2) Does not include capital markets products such as interest rate derivatives, M&A or business valuation services.
Non-
Lending
Opportunity
43%
28%
40%
2005 2008
Aspiration
Total
Wallet
100%
SunTrust Diversified Commercial
Wallet Share
3-Year Incremental
Revenue Grows at
9%-13% CAGR

1st
Quintile
5th
Quintile
4th
Quintile
3rd
Quintile
2nd
Quintile
Commercial LOB Strategy:  Productivity
Most
Productive
Banks
Least
Productive
Banks
SunTrust Sales Force Productivity vs. Peer Banks
(Based on Rankings of Each Bank’s Averages Per RM)
Source: Member Supported Commercial Banking Industry Benchmarking Association, 2006 Survey.
Note: Performance quintiles based on stack ranking of each institution’s average, e.g. 80 th
percentile means the institution ranks 20
th
out of 100 institutions.
• SunTrust Commercial Relationship
Manager productivity is in the top
two quintiles in most categories
• Initiatives are underway to boost
loan, deposit and fee production
• Production, client profitability and
pricing improvement are tracked and
reported monthly
• Relationship Manager incentives are
directly tied to new business
production, growth in portfolio
profitability and referrals to other
lines of business
Ranking
Average
Fee Production
Per RM
Deposit
Production per
RM
Loan Production
Per RM
Deposit Balances
Per RM
Loan Balances
Per RM
Commercial Real Estate Core Commercial

Commercial LOB Opportunity:  Business Transitions
Through the lifecycle Relationship Management approach, SunTrust is in a position to assist business owners when they seek to monetize the investment in their company
Source:  Based on third-party research done in 2004 and published in 2005
% of Businesses Expecting a
Change in Ownership Within 10
Years (2005)
8%
9%
15%
In 6-10 Years (2009-2013)
In 3-5 Years (2007-2009)
Next 2 Years (2004-2006)
>$50 Million
Source:  Independent research analysis of the Federal Reserve’s Survey of Consumer
Finances
% of Owners’ Net Worth
Centered in Business Assets
(By Net Worth Tier, 2004)
>$500,000-
$1 Million
$1 Million-
$10 Million
$10 Million-
$50 Million
35.0%
49.5%
61.1%
86.0%
Net Worth Tier

Mortgage LOB Strategy: Sales Force Growth
Sales force excludes sales assistants.
(1) Mortgage Originator, April, 2006. “Top 200 2005 – Dollar Volume”.
SunTrust Mortgage Sales Force Growth = 32% CAGR
Results
• Retained 98% of Top
Producers
• Average annual
production per loan
officer = $20MM
• 18 SunTrust loan
officers recently listed
in Mortgage
Originator’s “Top 200
Originators 2005”
(1)
0
500
1,000
1,500
2,000
2,500
2002 2003 2004 2005 2006E

0
5
10
15
20
25
30
35
2002 2003 2004 2005 2006E
SunTrust Mortgage Purchase Volume
Market Share Source: Inside Mortgage Finance.
.95%
1.16%
1.23%
2.00%
SunTrust Mortgage Purchase Market Share
Sales Force Growth Drives Purchase Volume and Market Share Growth
SunTrust
Mortgage
Purchase
Originations
Growth =
35% CAGR
2.20%
Mortgage LOB: Market Share Growth

Up From
#18 in
2004
#11 in
2005
Source: Inside Mortgage Finance.
Mortgage LOB: Increasing Market Share
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
Wells Fargo Home Mortgage, IA
Countrywide Financial, CA
Chase Home Finance, NJ
CitiMortgage Inc., MO
Washington Mutual, WA
Bank of America Mtg. & Affiliates, NC
EMC Mortgage Corp/Bear Stearns, TX
Residential Funding Corp., MN
SunTrust Mortgage Inc., VA
IndyMac, CA
PHH Mortgage, NJ
American Home Mortgage Corp., NY
New Century Financial Corp., CA
GMAC Residential Holding Corp., PA
National City Mortgage Co., OH
First Horizon Home Loans, TX
WMC Mortgage Corp., CA
ABN AMRO Mortgage Group, MI
Fremont General Corp., CA
First Franklin Financial, CA
$140.28
$101.77
$50.33
$45.00
$34.29
$24.46
$23.93
$17.77
$17.50
$16.06
$14.67
$13.67
$13.30
$13.04
$10.91
$9.90
$9.01
$8.90
$8.64
$8.61
18.0%
13.0%
6.4%
5.8%
4.4%
3.1%
3.1%
2.3%
2.2%
2.1%
1.9%
1.8%
1.7%
1.7%
1.4%
1.3%
1.2%
1.1%
1.1%
1.1%
Rank Name
2006
Volume
Market
Share
1
st
Half of 2006
Purchase Market Share

Mortgage LOB: Regional Market Share and Ranking
2 3 5 Tampa
3 3 6
Southwest
Florida
8 9 17 South Florida
3 4 4 North Florida
2 3 4 Central Florida
2 2 4 Nashville
4 11 Memphis
1 1 1 Georgia
1 2 3 East Tennessee
1 1 1 Chattanooga
1 1 2 Atlanta
YTD 2006
Ranking
(3)
2005
Ranking
(2)
2004
Ranking
(2)
Region
2 Maryland
4 6 9 Hampton Roads
1 3 2 Western Virginia
4 6 9
Northern
Virginia
1 1 1 Central Virginia
2 5 3 Triangle
4 5 6 Triad
5 5 7 South Carolina
4 5 9 Mecklenberg
3 3 2 Hilton Head
YTD 2006
Ranking
(3)
2005
Ranking
(2)
2004
Ranking
(2)
Region
(1)
Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.
(2)
Source: HMDA 2004 and 2005 Data
(3)
Source: Available Courthouse Records, compiled by HIB Consulting LLC
Long-Term Goal: #1 originator in every footprint market
(1)
Today: #1 in 6 regions (29%); 5
th
or better in 20 of 21 regions (95%)

Mortgage LOB Opportunity: Leveraging Customer Relationships
Today
13.0% of SunTrust
Homeowners with a
SunTrust Mortgage
35% of SunTrust
Homeowners with a
SunTrust Mortgage
(1)
SunTrust Mortgage’s
Goal
Benefit
Represents
Approximately $100
Billion in Mortgage
Loans
(1)
(1)
Actual results could differ materially from those contained in or implied by such statements.  A list of important factors that could affect actual results are listed on slide 1.

Mortgage LOB Strategy: Mortgage Transformation Program
Key Milestones
Timeline
3Q2007
2Q2006 2Q2007 4Q2007
Business Process
Standardization
Retail Technology
Delivery
Retail Deployment
Third-Party
Technology Delivery
Third-Party
Deployment
1Q2007
4Q2006
3Q2006
A New State-of-the-Art Lending Platform Will Be Deployed In 2007
• 100% of files imaged 2007/2008
• Deliver loans to investor using images instead of
paper  2007/2008
• Reduced turn times and improved back office
capacity
• Streamlined business workflow processes
• Reduce mortgage processing timeframe (time from
borrower contact to secondary market sale) from 61-110
days to 15 days
• Install fraud detection applications and services to
combat growing industry problem.
• Reduce number of processing systems from three to
one
• Install valuation analytic software to reduce
appraisal costs and improve valuation quality
• Reduce number of origination systems from four to
one
Key Features & Benefits

Mortgage LOB Strategy: Efficiency
(1)
Source: Wholesale Access Benchmarking of Production Revenue and Expense (Wholesale Access Mortgage Research & Consulting), FY05.
(2)
Source: MBA/STRATMOR Peer Group Survey and Roundtables (Mortgage Bankers Association and STRATMOR Group), FY05.
Consistently Lower Costs Than Our Peers
Retail Originations
14% Lower Cost-per-Loan
(1)
Broker Originations
28% Lower Cost-per-Loan
(1)
Correspondent Originations
16% Lower Cost-per-
Loan
(1)
Mortgage Servicing
23% Lower Direct Annual
Cost-per-Loan
(2)

30 The Bottom Line

(1) EPS as originally reported and adjusted for stock splits.  There are no adjustments for merger pooling.
(2) Based on GAAP EPS.
GAAP EPS
0.06
0.17
0.14
0.37
0.10
0.09
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
EPS
(1)
Reduction in EPS due to merger-related charges
CAGR = 10%
(2)
EPS Growth
September YTD EPS = $4.42

Growing the Dividend
CAGR = 11%
Current Quarterly Dividend = $0.61
(1) 2006 implied dividend.
0.83
0.93
1.00
1.38
1.48
1.60
1.72
1.80
2.00
2.20
2.44
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
1996 1997 1998
1999 2000 2001 2002 2003
2004
2005 2006
(1)

41
38
37
34
34
33
36
33 33
50
39
52
62
74
86
105
68
106
79
110
0
20
40
60
80
100
120
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 YTD 2006
Dividend Buyback
Returning Capital to Common Equity Shareholders
SunTrust returned over 70% of earnings on average to common shareholders during this period
%
Total Payout Average = 79%
Dividends = 35%
Buyback = 44%
NCF Acquisition
Impact
(1)
(1)
Includes the Accelerated Share Repurchase program announced in October 2006.  Ratio is calculated using the net income for the first nine months of 2006.
(2)
Buyback amounts shown in chart are before any reduction from other capital stock issuances.
(2)

SunTrust Banks, Inc. L. Phillip Humann Chairman and Chief Executive Officer BancAnalysts Association of Boston Conference November 3, 2006